Exhibit 10.1


                               SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER

         SECOND AMENDMENT TO AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER dated November __, 2000 (this "Amendment"), among CAPITAL SENIOR LIVING CORPORATION, a Delaware corporation ("CSLC"); CAPITAL SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company, all of the outstanding membership interests in which are wholly-owned by CSLC ("Sub"); and ILM II SENIOR LIVING, INC., a Virginia finite-life corporation (the "Company").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, CSLC, Sub and the Company entered into an Amended and Restated Agreement and Plan of Merger dated October 19, 1999, as amended by the First Amendment thereto dated April 18, 2000 (the "Merger Agreement");

         WHEREAS, at a special meeting of the holders of the Company's Common Stock convened on June 22, 2000, the holders of not less than 66-2/3% of such outstanding common stock duly approved the Merger Agreement and the transactions contemplated thereby;

         WHEREAS, the parties hereto acknowledge that the Merger was not consummated on or prior to September 30, 2000 and the non-satisfaction of the condition set forth in Section 6.3(d) of such Merger Agreement;

         WHEREAS, pursuant to Section 7.3 and Section 7.4(a) of the Merger Agreement, the parties to the Merger Agreement desire to amend and extend certain terms thereof as hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual premises and the representations, warranties, agreements and covenants, herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

    1. Subject to any approval by the holders of the Company's Common Stock or CSLC's Common Stock required by applicable law, the Merger Agreement is hereby amended as follows:

          (a) the termination fee payable to CSLC upon the terms and subject to the conditions prescribed by Section 5.6(b) of the Merger Agreement is hereby amended by deleting in such
                    Section 5.6(b), each time it appears, the number "$1,858,200" and, in each instance, inserting in lieu and stead thereof, the number "$1,000,000";

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         (b)        Section 7.1(d) of the Merger  Agreement is hereby amended by deleting the provisions thereof in their entirety and inserting in lieu and stead thereof:

                              "(d) by either CSLC or the Company, if the Merger shall not have been consummated at or prior to 5:00 p.m., Eastern time, on March 31, 2001.";

         (c) Section 4.1(b) is hereby amended by the addition at the end thereof of the following sentence:

                    "Notwithstanding  anything to the contrary contained in this
                    Section 4.1(b) or elsewhere in this Agreement, the Company shall be permitted at any time to distribute (and such distribution shall not be construed as a breach by the Company of any provision of this Agreement) to its stockholders all or any portion of any proceeds received from CSLC from the sale of the Santa Barbara Property (as that term is defined in Section 5.10(d) hereof), provided that any such distribution shall be considered a partial payment of the Merger Consideration hereunder and shall be treated as a return of invested capital which reduces the original issue price per share for purposes of calculating the ordinary cash dividend limit of 8.5% of original issue price per share set forth in this Section 4.1(b)."


         (d) All references to the Merger Agreement shall hereafter refer to the Merger Agreement as amended by this Amendment.

2. Except as amended in this Amendment, the Merger Agreement remains in full force and effect. All capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall be as defined in the Merger Agreement. Unless otherwise expressly stated herein, nothing contained in this Amendment shall be deemed to constitute a waiver by any party hereto of any of the provisions contained in the Merger Agreement, or a waiver of any remedies of the parties in respect of the past or future breach or violation thereof, including without limitation, the provisions of Section 5.6(e) of the Merger Agreement. All remedies hereunder and under the Merger Agreement are cumulative and not exclusive of any other remedies provided by law or in equity.

3. This Amendment may be executed in counterparts, all of which, when taken together, constitute but one and the same original agreement.



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         IN WITNESS  WHEREOF,  CSLC,  Sub,  and the  Company  have  caused  this
Amendment to be executed and delivered by their respective officers thereunto duly authorized all on this 28th day of November, 2000.

                                  CAPITAL SENIOR LIVING CORPORATION


                                            /s/ James A. Stroud
                                  By:       ------------------------------------
                                  Name:    James A. Stroud
                                  Title:   Chairman of the Company


                                  CAPITAL SENIOR LIVING ACQUISITION, LLC


                                           /s/ Lawrence A. Cohen
                                  By:      -------------------------------------
                                  Name:    Lawrence A. Cohen
                                  Title:   Chief Executive Officer



                                  ILM II SENIOR LIVING, INC.

                                           /s/ William Sharman, Jr.
                                  By:      -------------------------------------
                                  Name:    J. William Sharman, Jr.
                                  Title:   Chairman of the Board of Directors,
                                           President and Chief Executive Officer